                                                                  EXHIBIT 10(o)

                                OIL AND GAS LEASE
                             KENTUCKY-TENNESSEE FORM

         THIS AGREEMENT, made and entered into this 19th day of July, 1995, by and between Meredith J. Evans and Helen Evans, his wife, P.O. Box 1238. Middlesboro, Kentucky 40965, party of the first part, hereinafter called Lessor (whether one or more) and Paddock Oil and Gas, Inc., 101 Paddock Drive, Nicholasville, Kentucky 40356, party of the second part, hereinafter called Lessee.

         WITNESSETH that the Lessor, for and in consideration of Ten Dollars ($10.00) cash in hand paid, the receipt of which is hereby acknowledged, and the covenants and agreements hereinafter contained, has granted, demised, leased and let exclusively unto the said Lessee, its successors and assigns, the land hereinafter described, for the purpose of mining, exploring by geophysical and other methods, and operating for and producing therefrom oil, gas, casing-head gas, casing-head gasoline, and the exclusive right of injecting gas, water, brine and other fluids or substances into the subsurface strata, with rights of way and permanent easements for laying pipelines for the removal of oil or gas from the below described premises as well as from gas producing wells on other tracts, telephone, telegraph and electrical lines, tanks, power houses, stations, gasoline plants, ponds and roadways and fixtures for producing, treating and caring for such products and any and all other rights and privileges necessary, incident to, or convenient for the economical operation alone or conjointly with neighboring land, for the production of oil, gas, casing-head gas, casing-head gasoline, and the erection of structures thereon to produce, save and take care of said products.

LEASED PREMISES: All that certain tract of land situated in the County of Bell, State of Kentucky, bounded as follows, to-wit:
         On the North by lands of Bill Lee Fuson, now or formerly
         On the East by lands of Donna Smith, et al.
         On the South by lands of Lizzie Freeman, et al., J.M. Huber
         On the West by lands of Kentucky State Forest, Donna Smith
         Containing 490 acres, more or less and being the same land conveyed to Lessor by F. Marion Evans deed dated 4/19/55, recorded in Deed Book 206, Page 588 D.L. Evans
---------
deed dated 3/1/90, recorded in Deed Book 272, Page 175 M.J. Evans deed dated 3/23/94, recorded in Deed Book 276, Page 461 Bell County Clerk or Register's Office.
         It being intended hereby to include all lands and interests therein contiguous to or appurtenant to said described lands or claimed by Lessor.

TERM OF LEASE It is agreed that this lease shall remain in force for a term of five (5) years from this date and as long thereafter as oil, gas, casing-head gas, casing-head gasoline or any of them is produced from said leased premises or shut-in royalty or rental is paid for the right to inject, store and remove gas in and from the oil and gas strata underlying said premises, as hereinafter provided; or operations for drilling are continued as hereinafter provided; or Lessor consumes gas free of cost for stoves and inside lights in the principal dwelling house, as hereinafter provided.

         In consideration of the premises the said Lessee covenants and agrees:

         1. ROYALTY OR SHARE OF OIL. To deliver to the credit of Lessor into the storage tanks or in the pipeline to which Lessee may connect his wells, the equal one-eighth (1/8th) part of all oil produced and saved from the leased premises, or at the Lessee's option, to pay to the Lessor for such one-eighth (1/8th) royalty, the market price for oil of like grade and gravity prevailing on the day such oil is run into the pipeline or into storage tanks.

         2. ROYALTY FOR GAS: FREE GAS. To pay Lessor one-eighth (1/8th) of the market price at the well for gas sold or for the gas so used from each well off the premises, except for injection for secondary recovery of oil; and Lessor is to have gas free of cost from any such well for all stoves and inside lights in the principal dwelling house on said land during the same time by making his own connections with the wells at his sole risk and expense. See Exhibit "A" attached hereto and made a part hereof.

         3. COMMENCEMENT OF OPERATIONS. If no well be commenced on said premises on or before the nineteenth (19th) day of July, 1996, this lease shall terminate as to both parties, unless the Lessee, on or before the said date shall pay or tender, in the manner hereinafter provided, a rental of One Dollar ($1.00) per acre per annum, payable quarterly or annually, which payments shall confer the privilege of successively deferring the commencement of a well for the quarterly or annual periods for which such rental shall be paid. All rentals or money due hereunder shall be paid by check or draft of Lessee, or any assignee thereof, mailed postage prepaid or delivered to Lessor at above address or to N/A Bank at N/A , as Agent for Lessor, on or before the date any
      -----         -----
such royalties or rentals or money shall become payable: said bank is hereby made the agent of Lessor to accept all royalties, rentals or money paid hereunder, and the same shall continue as the depository of such rentals or royalties during the life of this lease, regardless of change in ownership of said premises, or rentals or royalties; provided, however, that such rental shall not be due, but shall be excused, if on any such rental paying date oil or gas, has been or is being produced from said land or drilling, mining, or reworking operations conducted thereon; and it is agreed that after such production or operations cease, upon the resumption of the payment of rentals, this lease shall continue in force just as though there had been no interruption in the rental payments. Should the depository bank hereafter close with a successor, Lessee or his assigns may deposit rental in any National Bank located in the same county with the first named bank with due notice of the deposit of such rental to be mailed to the Lessor at last known post office address.

         4. DRY HOLE. Lessor agrees that if Lessee drills a dry hole on the leased premises or upon any pooled unit which contains a part of the leased premises, then the term of this lease shall be extended or the payment of rentals due hereunder shall be excused for a period of one (1) year from the date drilling ceases on said well, and Lessee shall either commence the drilling of another well before the end of said period or commence paying rentals as provided hereunder. If a well capable of producing oil or gas is drilled under this provision, Lessee shall be able to continue this lease by making the rental or royalty payments set out hereunder.

         5. LESSOR'S SHARE OF RENTS, ETC. If said Lessor owns a less interest in the above-described land than the entire and undivided fee simple estate therein, then, the royalties and rentals herein provided shall be paid the Lessor only in proportion which his interest bears to the whole and undivided fee.

         In the event Lessor's title or interest herein is claimed by others, Lessee shall have the right to purchase a lease or leases from others to protect its leasehold rights and Lessee shall have the right to withhold payment of rentals or royalties or deposit such rentals or royalties in Court until a final determination of Lessor's rights. The withholding of such rentals or royalties shall not be deemed a default hereinunder by the Lessee.

         6. LESSEE'S FREE UTILITIES, ETC. Lessee shall have the right to use, free of cost, gas, oil and water produced on said land for its operation thereon, except water from wells of Lessor.

         7. LOCATION OF PIPELINE. When requested by Lessor, Lessee shall bury its pipelines below plow depth.

         8. LOCATION OF WELLS. No well shall be drilled nearer than two hundred (200) feet to any house or barn on said premises, without the written consent of the Lessor.

         9. RECLAMATION. Lessee shall repair any damage to existing roads, fences, gates, etc. which results from Lessee's presence on Lessor's premises and further Lessee shall reclaim, to the best of its ability, any damages to Lessor's land.

         10. DAMAGE TO CROPS. Lessee shall pay for damage to growing crops caused by its operation on said lands.

         11. REMOVAL OF EQUIPMENT. Lessee shall have the right at any time within one (1) year after termination of this lease to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

         12. COMPLETION OF DRILLING. If the Lessee shall commence to drill a well within the term of this lease or any extension thereof, the Lessee shall have the right to drill such well to completion with reasonable diligence and dispatch, and if oil and gas, or either of them, be found, this lease shall continue and be in force with like effect as if such well had been completed within the term herein with Lessee paying rental, royalty or shut-in royalty payments.

         13. TRANSFER OR ASSIGNMENT. If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, successors or assigns, but no change in the ownership of the land or assignment of rental or royalties shall be binding on the Lessee until after the Lessee has been furnished with a written transfer or assignment or a true copy thereof; and it is hereby agreed in the event this lease shall be assigned, as to a part or parts of the above-described lands and the assignee or assignees of such parts shall fail or make default in the payment of the proportionate part of the rent due from him or them, such default shall not operate to defeat or affect this lease in so far as it covers a part or parts of said lands which the said Lessee or any assignee thereof shall make due payment of said rental.

         14. SEVERAL OWNERS. If the leased premises are now, or shall hereafter be, owned in severalty or in separate tracts, the premises nevertheless shall be developed and operated as one lease, and all rentals and royalties accruing hereunder shall be treated as an entirety and shall be divided among, and paid to, such separate owners in the proportion that the acreage owned by each separate owner bears to the entire leased acreage; provided, however, if the leased premises consist of two (2) or more non-abutting tracts, this paragraph shall apply separately to each such non-abutting tract, and further provided that if a portion of the leased premises is hereafter pooled or combined with other lands for the purpose of operating the pooled tract as one lease, this paragraph shall be inoperative as to such portion so pooled and paragraph 15 shall apply.

         15. COMMON AGENT. If at any time there be as many as four (4) parties entitled to rentals or royalties, Lessee may withhold payments thereof unless and until all parties designate, in writing, a recordable instrument to be filed with the Lessee, a common agent to receive all payments due hereunder, and to execute division and transfer orders on behalf of said parties and their respective successors in title.

         16. POOLING ACREAGE. Lessee is hereby given the right and power to pool or combine the acreage covered by this lease or any portion thereof with other land, lease or leases in the immediate vicinity thereof, when in Lessee's judgment it is necessary or advisable to do so in order to properly develop and operate said premises in compliance with spacing rules of any lawful authority, or when to do so would, in the judgment of the Lessee, promote the conservation of the oil and gas in and under and that may be produced from said premises. If oil or gas is found on the pooled acreage, it shall be treated as if production is had from this lease for all purposes except the payment of royalties on production from the pooled unit, whether the well or wells be located on the premises covered by this lease or not. In lieu of the rentals or royalties elsewhere herein specified, Lessor shall receive as rental or royalty from a unit so pooled only such portion of the rental or royalty stipulated herein as the amount of his acreage placed in the unit or his royalty interest therein bears to the total acreage so pooled in the particular unit involved. Provided, Lessee shall be under no obligation whatsoever, express or implied, to drill more than one (1) well on each such pooled unit regardless of when, where or by whom offset wells may be drilled. Such units to be a maximum of eighty (80) acres for each oil well and six hundred forty (640) acres for each gas well with Lessee executing in writing an instrument identifying and describing the pooled acreage.

         17. DOWER AND HOMESTEAD RIGHTS. The undersigned Lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all rights of dower and homestead in the premises herein described, insofar as said right of dower and homestead may in any way affect the purpose for which this lease is made as recited herein.

         18. GAS STORAGE. Lessee shall have the right to use any formation underlying the leased premises for the storage of gas and shall have all rights and right-of-way necessary to store and produce such stored gas. As full payment for such storage rights, the Lessee shall pay to the Lessor rental at the rate of One Dollar ($1.00) per acre per year, while the premises are so used, and so long as the storage payment is made, all provisions of this lease shall remain in full effect.

         19. SHUT-IN ROYALTY. This lease shall not expire at the end of either the primary or secondary term hereof if there is a well capable of producing gas in paying quantities located upon some part of the lands embraced herein, or on a pooled unit which contains a part of the leased premises, where such well is shut-in due to the inability of the Lessee to obtain a pipeline connection or to market the gas therefrom; provided, however, the Lessee shall pay an annual royalty of One Dollar ($1.00) per acre, said royalty to be paid on or before the expiration of one (1) year from the date said well was shut-in or if said shut-in royalty is not made by Lessee within the time period aforementioned, Lessor shall notify Lessee in writing and demand payment which Lessee shall then have ten (10) additional days to remit payment thereof. The payment of said royalty shall be considered for all purposes the same as if gas were being produced in paying quantities and upon the commencement of marketing of gas from said well or wells the royalty paid for the lease year in which the gas is first marketed shall be credited upon the royalty payable hereunder to the Lessor for such year. The provisions of this section shall also apply where gas is being marketed from said leasehold premises and through no fault of the Lessee, the pipeline connection or market is lost or ceases, in which case this lease shall not expire so long as said royalty is paid as herein provided.

         20. STATE AND FEDERAL LAWS. All express or implied covenants of this lease shall be subject to all federal and state laws and to all executive orders, rules or regulations of state and federal authorities and this lease shall not be terminated, in whole or in part, nor Lessee held liable for any failure to perform thereunder if such failure is due to the result of any such law, order, rule or regulation.

         21. WARRANTY CLAUSE. Lessor consents to the payment of any royalties hereunder to any mortgagee or trustee under a deed of trust on said lands and agrees that any such payments shall be treated as though said payments were made directly to Lessor.

         Lessor hereby warrants and agrees to defend the title to the lands herein described, and agrees that the Lessee shall have the right at any time to redeem for Lessor, by payment any mortgage, deed of trust, taxes or other liens on the above-described lands, in the event of default of payment by Lessor, and be subrogated to the rights of the holder thereof and Lessor hereby agrees that any such payment made by the Lessee for the Lessor shall be deducted from any amounts of money which may become due the Lessor under the terms of this lease.

         Lessor agrees to execute a Division Order which correctly and properly denotes the interests of all parties owning an interest in the well; and Lessor further agrees that any royalties due from production may be held in escrow until such Division Order is executed.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

         IN TESTIMONY WHEREOF, witness the signatures of the parties hereto:

                           (SEAL)             /s/ Meredith J. Evans      (SEAL)
---------------------------                   ---------------------------
                                              Meredith J. Evans SS####-##-####

                           (SEAL)             /s/ Helen Evans            (SEAL)
---------------------------                   ---------------------------
                                              Helen Evans SS# ###-##-####

                           (SEAL)                                        (SEAL)
---------------------------                   ---------------------------


                           (SEAL)                                        (SEAL)
---------------------------                   ---------------------------


                                 ACKNOWLEDGEMENT

STATE OF KENTUCKY )
                  ) SS.
COUNTY OF BELL    )

         I, the undersigned, a Notary Public in and for said County and State, do hereby certify Meredith J. Evans and Helen Evans to me personally known, and
                  ---------------------------------
known to me to be the same person described in and who executed the foregoing instrument, appeared before me today in person and acknowledged to me that they executed the same as their free and voluntary act and deed, for the uses, purposes and consideration therein expressed, including the relinquishment of dower and homestead.

         Given under my hand this 19th day of July, A.D., 1995.

My Commission Expires: June 12, 1995.

                                              /s/ Ralph Vernon Smith
                                              ---------------------------
                                              NOTARY PUBLIC

STATE OF                             )       CORPORATE ACKNOWLEDGEMENT
         ---------------------------
                                     )       SS.
COUNTY OF                            )
          --------------------------

         Before me, a Notary Public in and for the aforesaid county and
state, appeared                                              as President
                --------------------------------------------
and                         as Secretary of
   ------------------------                 -----------------------------
(a corporation), producing the foregoing instrument, and being duly sworn by me, each severally acknowledged said instrument to be the act and deed of said corporation, for the uses and purposes therein set forth, and each further acknowledged his execution of same, in the capacity stated above, and the affixing of the seal of said corporation thereof, pursuant to authority duly granted by the Board of Directors of said corporation, and that each declaration in said instrument and this acknowledgement are true.
GIVEN UNDER MY HAND AND SEAL this       day of             , 20  .
                                  -----        ------------    --
My commission expires:
                        -----------------------------

                                               ------------------------------
                                               Sign

                                               R. Vernon Smith
                                               ------------------------------
                                               Print Name

This lease prepared by:

R. Vernon Smith
101 Paddock Drive
Nicholasville, KY 40356


By:
   ----------------------------


                                 ACKNOWLEDGEMENT

STATE OF                            )
         ---------------------------
                                    )        SS.
COUNTY OF                           )
          --------------------------

         I, the undersigned, a Notary Public in and for said County and State,
do hereby certify                                                  to me
                  ------------------------------------------------
personally known, and known to me to be the same person described in and who executed the foregoing instrument, appeared before
me today in person and acknowledged to me that           executed the same as
                                               ----------
           free and voluntary act and deed, for the uses, purposes and
----------
consideration therein expressed, including the relinquishment of dower and homestead.

         Given under my hand this       day of                A.D., 20   .
                                  -----        --------------         ---
My Commission Expires:
                        -----------------------------

                                         ---------------------------------
                                         NOTARY PUBLIC

                                   ASSIGNMENT

         For and in consideration of One Dollar ($1.00) cash in hand paid, and other good and valuable considerations, the receipt of all of which is hereby acknowledged, I hereby transfer and assign to
                                             ---------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
the within lease.

         Given under my hand this       day of                , A.D., 20  .
                                  -----        ---------------          --


                                         ---------------------------------

State of Kentucky, County of                                   S.S.
                             ---------------------------------

         I,                   , a                                       in and
            ------------------    -------------------------------------
for the County and State aforesaid, do hereby certify that             Lessee in
                                                           -----------
the foregoing lease, this day appeared before me and produced the foregoing assignment and acknowledged the same to be his act and deed.

         Given under my hand this       day of             A.D., 20  .
                                  -----        -----------         --



My Commission Expires:
                      -----------------------------

                                   EXHIBIT "A"

Attached to and made a part of that certain Oil and Gas Lease dated the 19th day of July, 1995, by and between Meredith J. Evans and Helen Evans as Lessor, and Paddock Oil and Gas, Inc. as Lessee.

Lessor may have gas, free of cost, up to 200,000 cubic feet annually, for domestic use in one (1) dwelling house for heating, cooling and cooking purposes only, on the herein leased premises from any gas well thereon so long as Lessee operates such well and uses or sells gas therefrom. Lessor shall pay for all gas used over 200,000 cubic feet annually at the Lessee's prevailing farm tap rate in the area. Lessor shall construct or cause to be constructed in compliance with all governmental regulations and laws applicable to such connections, the service line and shall maintain and keep the service line in good repair. Lessor shall provide and install or cause to be installed and keep in good repair, the necessary automatic gas regulators, and shall pay the entire cost thereof. Lessee is hereby released from all liability and expenses arising out of such use. Lessor assumes all responsibility and liability for any and all injuries, loss of life and damage to property which may result from Lessor taking, handling, or using of gas hereunder. Notwithstanding the provisions of this paragraph or any other section of this lease, should the lease be made part of a Unit and the well is not actually located on the leased premises, but is on other property within the unit, then the Lessor shall not be entitled to free gas from the Unit well.

Signed for identification this 19th day of July, 1995.



  /s/ Meredith J. Evans
---------------------------
Meredith J. Evans


  /s/ Helen Evans
---------------------------
Helen Evans


---------------------------


PADDOCK OIL AND GAS, INC.


By:  /s/ R. Vernon Smith
   ---------------------------

State of Kentucky

County of Bell

         I, Joan Asher Cawood, clerk within and for the state and county aforesaid, do hereby certify that the foregoing Oil and Gas Lease from Meredith J. and Helen Evans to Paddock Oil and Gas, Inc. was this day lodged for record; whereupon the same has been duly recorded in Lease Book No. 40 at Page No. 775, record of my said office.

         Given under my hand this the 19th day of July, 1995.

                                                     JOAN ASHER CAWOOD, CLERK


                                                     By:   /s/ Beth Hurst
                                                        ---------------------
                                                           DEPUTY CLERK

                          SCHEDULE OF SIMILAR CONTRACTS

The following listed oil and gas leases are substantially similar to the Oil and Gas Lease, dated July 19, 1995 (the "July 1995 Evans Oil and Gas Lease"), by and between Meredith J. Evans and Helen Evans and Paddock Oil and Gas, Inc. filed as part of this Exhibit 10(o) (which appears in its entirety above) and are assigned by the Assignments and Assignment and Assumption Agreement filed as part of this Exhibit 10(o) (which appear in their entirety below). This Schedule identifies these additional omitted oil and gas leases and sets forth the material details in such oil and gas leases that differ from the July 1995 Evans Oil and Gas Lease.

1.       Oil and Gas Lease, dated March 11, 1995, by and between Oliver
         Gregory and Nell Gregory and Paddock Oil and Gas, Inc. Leased Premises located in Bell County, Kentucky, bounded on the North by lands of Kentucky State Forest, on the East by lands of Kentucky State Forest, on the South by lands of Pink Fuson Heirs and on the West by lands of
         J. M. Huber, and containing 117.5 acres more or less.

2. Oil and Gas Lease, dated February 11, 1995, by and between Meredith J. Evans and Helen Evans and Paddock Oil and Gas, Inc. Leased Premises located in Bell County, Kentucky and bounded on the North by lands of Donna E. Smith, on the East by lands of Donna E. Smith, on the South by lands of J.M. Huber Corporation and on the West by lands of Donna E. Smith, and containing 60 acres more or less.

3. Oil and Gas Lease, dated June 21, 1995, by and between Lizzie Freeman, Troy Freeman, Boyd Freeman and Janice Freeman and Paddock Oil & Gas, Inc. Leased Premises located in Bell County, Kentucky, bounded on the North by lands of Donna Smith, on the East by lands of Donna Smith and J.M. Huber Corporation, on the South by lands of J.M. Huber Corporation and on the West by lands of Donna Smith, et. al., and containing 82 acres more or less.

4. Oil and Gas Lease, dated December 17, 1994, by and between Donna Evans Smith and Kirby Smith, III and Kirby Smith, IV and Paddock Oil & Gas, Inc. and Amendment of Oil and Gas Lease, dated December 17, 1994, by and between the same parties. Leased Premises located in Bell County, Kentucky and bound on the North by lands of Arthur Fuson, on the East by lands of Thomas Carnes, on the South by lands of J.M. Huber Land Company and on the West by lands of Kentucky State Forest, and containing 1071 acres more or less.

                                   ASSIGNMENT

                  KNOW ALL MEN BY THESE PRESENTS: THAT

         Paddock Oil and Gas, Inc., 101 Paddock Drive, Nicholasville, Kentucky 40356, hereinafter referred to as ASSIGNOR, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to it paid by Lonnie D. Ferrin, 431 Electra Drive, Houston, Texas 77024, hereinafter referred to as ASSIGNEE, does hereby sell, assign, transfer, set over and convey unto ASSIGNEE, his heirs and assigns, subject to the terms, conditions and reservations herein contained, all of ASSIGNOR'S right, title and interest in and to the oil and gas leases embracing lands in Bell County, Kentucky, as set forth on Exhibit "A" attached hereto and made a part hereof, together with a like interest in all rights incident to or obtained by virtue of the oil and gas leases, the personal property and equipment thereon, appurtenant thereto and used or obtained in connection therewith.

         Out of the interest hereby transferred and assigned, the Assignor does hereby retain and reserve unto itself, its successors and assigns, an overriding royalty interest equal to 1/32 of 7/8 of all oil and/or gas produced, saved and marketed from the oil and gas leases set forth and described on Exhibit "A".

         While ASSIGNOR does not warrant the title to said oil and gas leases generally, it nevertheless covenants to and with ASSIGNEE, his heirs and assigns, that it has done nothing to encumber the title to said oil and gas leases, and ASSIGNOR will warrant and defend the title to aid leases as against all persons claiming by, through and under them, but as to no others; and ASSIGNOR hereby transfers and assigns unto ASSIGNEE, his heirs and assigns, the benefit of all prior warranties lying within ASSIGNOR'S chain of title.

         IN TESTIMONY WHEREOF, witness the execution hereof by ASSIGNOR, this 15th day of June, 1995.


                                                 PADDOCK OIL AND GAS, INC.

                                                 By:  /s/ R. Vernon Smith
                                                     ----------------------
                                                        R. Vernon Smith
                                                        President

STATE OF KENTUCKY   )
                    )
COUNTY OF BREATHITT )

         The foregoing instrument was acknowledged before me by R. Vernon Smith, President of Paddock Oil and Gas, Inc., this 15th day of June, 1995.

                  My commission expires:    3-30-97
                                         --------------


                                             /s/ Melissa M. Bush
                                            -----------------------
                                            Notary Public

This instrument prepared by:
Benjamin C. Cubbage, Jr.
P.O. Box 17 - 600 Barrett Blvd.
Henderson, Kentucky 42420

/s/ Benjamin C. Cubbage, Jr.
----------------------------

                                   EXHIBIT "A"
                                   -----------

         Attached to and made a part of that certain Assignment dated the 15th day of June, 1995, from Paddock Oil and Gas, Inc., as Assignor, to Lonnie D. Ferrin, as Assignee.

         1. Oil and Gas Lease dated December 17, 1994, recorded in Lease Book 40, page 444 of the Bell County Court Clerk's Office, from Donna Evans Smith and Kirby Smith III, husband and wife, and Kirby Smith IV, single, as Lessors, to Paddock Oil & Gas, Inc., as Lessee, covering lands in said County and State bounded as follows, to-wit:

                           North:  Arthur Fuson
                           East:   Thomas Carnes
                           South:  J.M. Huber Land Corporation
                           West:   Kentucky State Forest

                  and containing 1000 acres, more or less.

         2. Oil and Gas Lease dated February 11, 1995, recorded Lease Book 40, page 494 of the Bell County Court Clerk's Office, from Meredith J. Evans and Helen Evans, his wife, as Lessors, to Paddock Oil and Gas, Inc., as Lessee, covering lands in said County and State bounded as follows, to-wit:

                           North:  Donna E. Smith
                           East:   Donna Smith
                           South:  J.M. Huber Corporation
                           West:   Donna E. Smith

                  and containing 60 acres, more or less.

         3. Oil and Gas Lease dated March 11, 1995, recorded Lease Book 40, page 699 of the Bell County Court Clerk's Office, from Oliver Gregory and Nell Gregory, his wife, as Lessors, to Paddock Oil and Gas, Inc., as Lessee covering lands in said County and state bounded as follows, to-wit:

                           North:  Kentucky State Forest
                           East:   Kentucky State Forest
                           South:  Pink Fuson Heirs
                           West:   J.M. Huber now or formerly

                  and containing 117.5 acres, more or less.

                                 ASSIGNMENT


                    KNOW ALL MEN BY THESE PRESENTS: THAT

         Paddock Oil and Gas, Inc., 101 Paddock Drive, Nicholasville, Kentucky 40356, hereinafter referred to as ASSIGNOR, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration to it paid by Lonnie D. Ferrin, 431 Electra Drive, Houston, Texas 77024, hereinafter referred to as ASSIGNEE, does hereby sell, assign, transfer, set over and convey unto ASSIGNEE, his heirs and assigns, subject to the terms, conditions and reservations herein contained, all of ASSIGNOR'S right, title and interest in and to the oil and gas leases embracing lands in Bell County, Kentucky, as set forth on Exhibit "A" attached hereto and made a part hereof, together with a like interest in all rights incident to or obtained by virtue of the oil and gas leases, the personal property and equipment thereon, appurtenant thereto and used or obtained in connection therewith.

         Out of the interest hereby transferred and assigned, the Assignor does hereby retain and reserve unto itself, its successors and assigns, an overriding royalty interest equal to 1/32 of 7/8 of all oil and/or gas produced, saved and marketed from the oil and gas leases set forth and described on Exhibit "A".

         While ASSIGNOR does not warrant the title to said oil and gas leases generally, it nevertheless covenants to and with ASSIGNEE, his heirs and assigns, that it has done nothing to encumber the title to said oil and gas leases, and ASSIGNOR will warrant and defend the title to aid leases as against all persons claiming by, through and under them, but as to no others; and ASSIGNOR hereby transfers and assigns unto ASSIGNEE, his heirs and assigns, the benefit of all prior warranties lying within ASSIGNOR'S chain of title.

         IN TESTIMONY WHEREOF, witness the execution hereof by ASSIGNOR, this 31st day of August, 1995.


                                                   PADDOCK OIL AND GAS, INC.

                                                     By: /s/ R. Vernon Smith
                                                        -----------------------
                                                         R. Vernon Smith
                                                         President

STATE OF KENTUCKY   )
                    )
COUNTY OF BREATHITT )

         The foregoing instrument was acknowledged before me by R. Vernon Smith, President of Paddock Oil and Gas, Inc., this 31st day of August, 1995.

                  My commission expires: 3-30-97
                                        ---------


                                            /s/ Melissa M. Bush
                                            -------------------------
                                            Notary Public

This instrument prepared by:
Benjamin C. Cubbage, Jr.
P.O. Box 17 - 600 Barrett Blvd.
Henderson, Kentucky 42420


 /s/ Benjamin C. Cubbage, Jr.
------------------------------

                                   EXHIBIT "A"
                                   -----------

         Attached to and made a part of that certain Assignment dated the 31st day of August, 1995,from Paddock Oil and Gas, Inc., as Assignor, to Lonnie D. Ferrin, as Assignee.

         1. Oil and Gas Lease dated June 21, 1995, recorded in Lease Book 40, page 770 of the Bell County Court Clerk's Office, from Lizzie Freeman, widow, Troy Freeman, single, and Boyd Freeman and Janice Freeman, his wife, as Lessors, to Paddock Oil & Gas, Inc., as Lessee, covering lands in said County and State bounded as follows, to-wit:

                           North:   Donna Smith
                           East:    Donna Smith; J.M. Huber Corporation
                           South:   J.M. Huber Corporation
                           West:    Donna Smith, et al

                  and containing 82 acres, more or less.

         2. Oil and Gas Lease dated July 19, 1995, recorded Lease Book 40, page 775 of the Bell County Court Clerk's Office, from Meredith J. Evans and Helen Evans, his wife, as Lessors, to Paddock Oil and Gas, Inc., as Lessee, covering lands in said County and State bounded as follows, to-wit:

                           North:   Bill Lee Fuson, now or formerly
                           East:    Donna Smith, et al
                           South:   Lizzie Freeman, et al., J.M. Huber
                           West:    Kentucky State Forest; Donna Smith

                  and containing 490 acres, more or less.

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is entered into this 10th day of November, 1995, by and between LONNIE D. FERRIN ("Seller"), and DELTA NATURAL GAS COMPANY, INC., a Kentucky corporation ("Purchaser"). Capitalized terms used herein and in the attachments hereto shall have the meanings set forth in the Agreement (as defined below) unless otherwise stated herein.


                            W I T N E S S E T H:
                            - - - - - - - - - -


         THAT WHEREAS, on March 1, 1995 Seller and Purchaser entered into an Agreement for Purchase and Sale of Assets (the "Agreement") pursuant to which Seller agreed to transfer, assign and convey to Purchaser and Purchaser agreed to purchase and acquire from Seller certain of the property and assets of Seller located in Bell County, Kentucky; and

         WHEREAS, pursuant to the Agreement, Seller is willing to transfer and assign to Purchaser and Purchaser is willing to acquire and accept from Seller and assume all liabilities under those certain leases and agreements set forth and described on Exhibit A attached hereto (collectively the "Leases"); and
                 ---------

         WHEREAS, subject to the terms and conditions of the Agreement, Seller desires to now transfer and assign to Purchaser the Leases, and Purchaser desires to accept and assume same, pursuant to and in discharge of their respective obligations set forth in the Agreement.

         NOW, THEREFORE, for and in consideration of the performance and observance of the terms and conditions contained herein and set forth in the Agreement, the terms and conditions of which are incorporated herein by reference, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller does hereby sell, transfer and assign to Purchaser, its successors and assigns, all of Seller's right, title and interest in and to the Leases. Seller will WARRANT SPECIALLY its title to the Leases. It is agreed and acknowledged that this Assignment shall be governed by and construed in accordance with the terms and conditions of the Agreement.

         Purchaser does hereby accept the transfer and assignment of the Leases made herein and does hereby assume same and agree to pay or discharge when due and perform in full all of Seller's duties and obligations under the Leases arising on or after the date hereof.

         IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement on this the day and year first above written.

                                            "SELLER"


                                            /s/ LONNIE D. FERRIN
                                            --------------------------
                                            LONNIE D. FERRIN


                                            "PURCHASER"
                                            DELTA NATURAL GAS COMPANY, INC.,
                                            a Kentucky corporation


                                            BY: /s/ GLENN R. JENNINGS
                                               --------------------------

                                            ITS: President & CEO
                                                --------------------------


STATE OF KENTUCKY)

COUNTY OF JEFFERSON)

         The foregoing Agreement was subscribed, sworn to and acknowledged before me this 10th day of November, 1995, by Lonnie D. Ferrin.

         My Commission Expires: 4-15-98
                               ---------

                                            Suzan N. Ellis
                                            --------------------------
                                            NOTARY PUBLIC

STATE OF KENTUCKY)

COUNTY OF JEFFERSON)

         The foregoing Agreement was subscribed, sworn to and acknowledged before me this 10th day of November, 1995, by Glen Jennings as President of Delta Natural Gas Company, Inc., a Kentucky corporation, for and on behalf of the corporation.

         My Commission Expires: 4-15-98
                               ---------

                                            Suzan N. Ellis
                                            --------------------------
                                            NOTARY PUBLIC

THIS INSTRUMENT PREPARED BY:

STOLL, KEENON & PARK
201 E. Main Street
Suite 1000
Lexington, Kentucky 40507
(606) 231-3000



BY: /s/ J. Mel Camenisch, Jr.
   --------------------------
   J. Mel Camenisch, Jr.

                                    EXHIBIT A
                                    ---------

         Attachment to that certain Assignment and Assumption Agreement between Lonnie D. Ferrin and Delta Natural Gas Company dated November 10, 1995.


1. Underground Gas Storage Lease and Agreement (Canada Mountain Field) dated March 9, 1994 by and between Equitable Resources Exploration, a division of Equitable Resources Energy Company, a West Virginia corporation, and Lonnie D. Ferrin covering approximately 3,128 acres in Bell County, Kentucky (unrecorded, but evidenced by a Memorandum of Lease at Lease Book 40, Page 580 in the Bell County Clerk's office), as amended by that Amendment No. 1 and Novation to Underground Storage Lease and Agreement (Canada Mountain Field) dated March 22, 1995 by and between Equitable Resources Exploration, Lonnie D. Ferrin and Delta Natural Gas Company and recorded in Lease Book 40, Page 832 in the aforesaid Clerk's office.

2. Gas Storage Lease dated June 18, 1990 by and between J.M. Huber Corporation and Lonnie D. Ferrin covering approximately 5,000 acres in Bell County, Kentucky and recorded in Lease Book 39, Page 637 in the Bell County Clerk's office, as amended by that Amendment to Gas Storage Lease dated December 4, 1990 by and between J.M. Huber Corporation and Lonnie D. Ferrin and recorded in Lease Book 39, Page 643 in the aforesaid Clerk's office, and further amended by another Amendment to Gas Storage Lease dated June 8, 1995 between J.M. Huber Corporation and Lonnie D. Ferrin and recorded in Lease Book 40, Page 751 in the aforesaid Clerk's office.

3. Oil and Gas Lease dated February 11, 1995 from Meredith J. Evans and Helen Evans, husband and wife, to Paddock Oil and Gas, Inc. and recorded in Lease Book 40, Page 494 in the Bell County Clerk's office, as assigned to Lonnie D. Ferrin by Assignment dated June 15, 1995 and recorded in Lease Book 40, Page 762 in the aforesaid Clerk's office.

4. Oil and Gas Lease dated December 17, 1994 from Donna Evans Smith and Kirby Smith III, husband and wife, to Paddock Oil and Gas, Inc. and recorded in Lease Book 40, Page 444 in the Bell County Clerk's office, as assigned to Lonnie D. Ferrin by Assignment dated June 15, 1995 and recorded in Lease Book 40, Page 762 in the aforesaid Clerk's office.

5. Oil and Gas Lease dated March 11, 1995 from Oliver Gregory and Nell Gregory, husband and wife, to Paddock Oil and Gas, Inc. and recorded in Lease Book 40, Page 699 in the Bell County Clerk's office, as assigned to Lonnie D. Ferrin by Assignment dated June 15, 1995 and recorded in Lease Book 40, Page 762 in the aforesaid Clerk's office.

6. Gas Storage Lease dated April 3, 1995 from Kathy Cornelius and William Cornelius, husband and wife, to Lonnie D. Ferrin and recorded in Lease Book 40, Page 719 in the Bell County Clerk's office.

7. Oil and Gas Lease dated July 19, 1995 from Meredith J. Evans and Helen Evans, husband and wife, to Paddock Oil and Gas, Inc. and recorded in Lease Book 40, Page 775 in the Bell County Clerk's office, as assigned to Lonnie D. Ferrin by Assignment dated August 31, 1995 and recorded in Lease Book 40, Page 796 in the aforesaid Clerk's office.

8. Oil and Gas Lease from Lizzie Freeman, widow, Troy Freeman, single, and Boyd Freeman and Janice Freeman, husband and wife, dated June 21, 1995 to Paddock Oil & Gas, Inc. and recorded in Lease Book 40, Page 770 in the Bell County Clerk's office, as assigned to Lonnie D. Ferrin by Assignment dated August 31, 1995 and recorded in Lease Book 40, Page 796 in the aforesaid Clerk's office.